1 Third Quarter 2008 Earnings Webcast & Conference Call October 21, 2008 Exhibit 99.2

2 Gary Kohn Vice President Investor Relations Earnings Webcast & Conference Call October 21, 2008

Safe Harbor
Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of
1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance” and other similar expressions or future or
conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements.    Readers of this
presentation by The Western Union Company (the “Company,” “Western Union,” “we,” “our” or “us”) should not rely solely on the forward-
looking
statements and should consider all uncertainties and risks discussed under “Risk Factors” included within the Annual Report on Form
10-K for the year ended December 31, 2007. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in general economic conditions and economic conditions in the geographic regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents, or the value of our investments; changes in immigration laws, patterns and other factors related to immigrants; technological changes, particularly with respect to e-commerce; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing; our ability to attract and retain qualified key employees and to manage our workforce successfully; changes in foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole; failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our various regulators worldwide; growth in the money transfer market and other markets in which we operate at rates materially lower than recent levels; failure to implement agent contracts according to schedule; our ability to maintain our agent network and biller relationships under terms consistent with those currently in place; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; deterioration in consumers’ and clients’ confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents, consumers, insurance carriers and financial services providers; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; changes in United
States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; our ability to favorably resolve tax matters with the Internal Revenue Service and other tax jurisdictions; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other nonbank money transfer services providers, including telecommunications providers, card associations and card-based payments providers; our ability to grow our core businesses; our ability to develop and introduce new products, services and enhancements, and gain market acceptance of such products; our ability to protect our brands and our other intellectual property rights; our ability to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; any material breach of security of or interruptions in any of our systems; mergers, acquisitions and integration of acquired businesses and technologies into our company and the realization of anticipated synergies from these acquisitions; adverse consequences from our spin-off from First Data Corporation (“First Data”), including resolution of certain ongoing matters; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change the business mix; cessation of various services provided to us by third-party vendors; catastrophic events; and management’s ability to identify and manage these and other risks.

4 Christina Gold President & Chief Executive Officer Earnings Webcast & Conference Call October 21, 2008

Strong Third Quarter Results
Strong Third Quarter Results
Revenue $1.38B    up 10%
• Transaction growth rates held strong
• Operating margin 27.2%, or 27.5% excluding
restructuring expense
• Year-to-date cash flow from operations $925 million
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
EPS $0.33 up  18%
EPS
excluding restructuring and 2007 stock compensation charge
up  10%

Western Union Strategy
Western Union Strategy
4 key pillars for long-term growth
Accelerate profitable
growth in the
global cash money
transfer business
3
Innovate new products
and services for our
target customers
1
Improve profitability
by leveraging scale,
reducing costs
and effectively
utilizing capital
4
Expand
and globalize the C2B
payments business
2

Grow the C2C Business
Grow the C2C Business
• Promote and market Western Union brand
• Grow the agent network
– 365,000 agent locations
– Key signings and renewals
• Vietnam, Philippines, Malaysia, Thailand, South Africa, France,
United Kingdom, Greece, Qatar, UAE
• Expand product offerings
– Intra country and online money transfer
• Strategic Pricing
1

8 Geographically Diverse Portfolio Geographically Diverse Portfolio Revenue Transactions Q3 08 Americas Flat 1% Europe, Middle East, Africa, S. Asia 20% 27% Asia Pacific 23% 30% 1

Growth Through New Initiatives
Growth Through New Initiatives
• Intra money transfer
– 300 million “intra-country migrants”
– $100 million business CAGR exceeds 30% since 2005
• Online money transfer
– New customers
– From bank direct to agent location
• Canada, Germany, Malaysia
1

10 Expand the C2B Business Expand the C2B Business • International expansion • Product diversification • Acquisitions

3

WESTERN UNION

ORASCOM TELECOM

SAMSUNG
Send Money
Select
Exit
TRUMPET
WESTERN UNION

Globe

SMART

11 Innovate New Services and Technologies Innovate New Services and Technologies • ORASCOM alliance – 77 million subscribers • Mobile Money Transfer – Expanded pilot; UAE, Singapore, Hong Kong

Improve Profitability
Improve Profitability
• 2008 operating margin excluding restructuring
expenses expected to be consistent with 2007
• Goal to improve 2009 margin by up to 50 basis points
• Scalable business
– Reduce operating expenses
– Reduce distribution costs
– Optimize global investments
Global scale provides margin
expansion opportunities

Leading the Global Money
Transfer Marketplace
Leading the Global Money
Transfer Marketplace
• Leadership position in growing market
• 365,000 agent locations
• Well-known brand
• Geographically diverse revenue stream
• Scalable infrastructure
• Industry-leading compliance capabilities
• Solid financial position
Well positioned for growth

14 Scott Scheirman Executive Vice President & Chief Financial Officer Earnings Webcast & Conference Call October 21, 2008

Revenue 1.38B $     up 10%
EPS, reported 0.33 $   up 18%
Third Quarter Results
Third Quarter Results
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
$925 million in operating
cash flow
EPS,
excluding restructuring expenses and
2007 stock compensation charge
0.33 $   up 10%

16 Transaction Fee Components of Revenue Components of Revenue $ in millions Q3 07 Q3 08 Foreign Exchange Q3 07 Q3 08 $1,020 $1,099 Up 8% $203 $239 Up 17%

Operating Income Margin
Operating Income Margin
• Q3 operating income margin, excluding
restructuring was 27.5% (27.2% reported)
– Sequential improvement from Q1 and Q2
• Operating income margin strongest in fourth
quarter
Expect 2008 operating margin ex
restructuring consistent  with 2007
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Profitability Initiatives
Profitability Initiatives
• Restructuring expenses
– $3 million in Q3
– Approximately $70 million full-year 2008
• Estimated savings unchanged
– $10 million in 2008
– $35 million annually in 2009 and beyond
Goal of expanding 2009 margin
up to 50 basis points

Selected Financial Results
Selected Financial Results
Q3 2008            Q3 2007             % Change
$ in millions except for per share
and tax rate information
Excluding 2008
Restructuring
Expense and
2007 Stock
Comp Charge
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Revenue 1,377 $    1,257 $  10%
Cost of Services 786 722 9% 10%
SG&A 217 205 6% 13%
Operating Income 375 330 14% 7%
Total other expense, net (42) (23) (82%)
Tax Rate 27.7% 29.5% 180 bps
Net Income 241 216 11% 5%
Diluted EPS 0.33 $      0.28 $    18% 10%

Cash Generation and Position
Cash Generation and Position
Cash Flows From Operations, year-to-date $925
Cash Balance on September 30 $1,130
Remaining authorized for buyback, Sept. 30 $1,049
Stock Repurchases, spin through Sept. 30
(86 million shares or 11% of original shares)
$1,951
$ in millions
Capital Expenditures, year-to-date $125
Expect 2008 Cash Flow From Operations of $1.2B

Consumer-to-Consumer
Consumer-to-Consumer
Q3 2008
Change
(millions)
Transactions 48.8 13%
Revenue $1,178 12%
Operating Income $328 20%
Operating Margin 27.8% 180 bp
Excluding Stock
Comp Charge
n/a
n/a
12%
flat
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
85% of revenue

Consumer-to-Business
Consumer-to-Business
Q3 2008 Change
(millions)
Transactions 103.3 2%
Revenue $176 -2%
Operating Income $47 -10%
Operating Margin 26.4% -260 bp
13% of revenue
n/a
n/a
-15%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
-420 bp
Excluding Stock
Comp Charge

Hedging Strategy
Hedging Strategy
• Increase predictability of net revenues and cash flows
– Use foreign currency forward contracts to lock in f/x rates for 12 to 36 months
• Euro impact to revenue
– 2008 year-to-date: $95 million benefit
– Q4 2008 and 2009: negative impact at current euro exchange rates
• Euro impact to profits and cash flows
– 2008 and 2009 not nearly as significant

2008 Financial Guidance
2008 Financial Guidance
• Revenue growth of 9% to 10%
• Non-GAAP EPS of $1.29 to $1.31
– Excludes $0.06 of restructuring expenses and includes $0.01 in cost savings
• GAAP EPS of $1.23 to $1.25
– Includes $70 million in restructuring expenses (previous estimate was for $80 million)
• Cash Flow from Operations of $1.2 billion
• Capital Expenditures of less than $175 million
• Net other expense of $120 million (up from $110 million)
• Non-GAAP tax rate of 27.5% (excludes restructuring)
• GAAP tax rate of approximately 26.5%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.

Summary
Summary
• Business model and strategy are sound
• Western Union continues to grow profitably
• Results driven by execution of four key strategies
• Geographically diverse revenue
• On target to generate $1.2 billion of cash flow from
operations
Creating shareholder value

Questions and Answers
Questions and Answers
• Leadership position in growing market
• 365,000 agent locations
• Well-known brand
• Geographically diverse revenue stream
• Scalable infrastructure
• Industry-leading compliance capabilities
• Solid financial position
Well positioned for growth

27 Third Quarter 2008 Earnings Webcast & Conference Call October 21, 2008 Appendix

Non-GAAP Measures
Non-GAAP Measures
Western Union's management has presented: (1) Revenue growth excluding the foreign currency translation impact of euro denominated revenues; (2) Cost of services growth, selling, general and administrative expenses growth, operating income growth, net income growth, earnings per share and earnings per share growth, and operating income margin excluding 2008 restructuring and related expenses and the 2007 accelerated non-cash
SFAS No. 123R stock-based compensation vesting charge; (3) Cost of services and SG&A as a percent of revenue, excluding 2008 restructuring and related expenses and the 2007 stock-based compensation vesting charge;  (4) Operating income margin by segment and operating income growth or decline by segment, excluding the 2007 stock-based compensation vesting charge; (5) 2008 earnings per share guidance, excluding estimated
2008 restructuring and related expenses; and (6) 2008 full year effective tax rate guidance, excluding estimated
2008 restructuring and related expenses.  The 2007 stock-based compensation vesting charge resulted from the acquisition of First Data Corporation ("First Data") by an affiliate of Kohlberg, Kravis, Roberts & Co. ("KKR") in the third quarter 2007.  Western Union's management believes these non-GAAP measures provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable
GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures is included in the following slides.

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2008 2007 Growth
$                            1,377.4 $                         1,257.2 10%
Benefit from euro translation  (a) (24.1) -
$                            1,353.3 $                         1,257.2 8%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Revenue adjusted
Revenue as reported (GAAP)
Adjustments:
Three Months Ended
September 30,

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
As reported
(GAAP) Adjustments (b) Adjusted
Revenue
$       1,377.4
- $
$  1,377.4
Cost of services 785.6 (1.1) 784.5
Selling, general and administrative 216.6 (2.1) 214.5
Net income
240.8
2.5
243.3
Earnings per share $            0.33 - $                      $       0.33
As reported
(GAAP)
Adjustments (c)
Adjusted
Revenue $       1,257.2 - $                      $  1,257.2
Cost of services 722.2 (8.0) 714.2
Selling, general and administrative
204.9
(14.3)
190.6
Net income 216.3 15.2 231.5
Earnings per share $            0.28 0.02 $                    $       0.30
As reported
(GAAP)
Adjustments
Adjusted
Cost of services 9% 1% 10%
Selling, general and administrative
6% 7% 13%
Net income 11% (6)% 5%
Earnings per share 18% (8)% 10%
Percent of 2008 revenue:
Cost of services 57% 0% 57%
SG&A
16% 0% 16%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
2008 Growth:
Three Months Ended September 30, 2007
Three Months Ended September 30, 2008

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
September 30,
2008
June 30,
2008
March 31,
2008
September 30,
2007
Revenues
$           1,377.4 $     1,347.1 $     1,265.9 $          1,257.2
$               375.2 $        336.2 $        309.3 $             330.1
Restructuring and related expenses (b) 3.2 22.9 24.2 -
Accelerated non-cash stock
compensation vesting charge (c) - - - 22.3
$               378.4 $        359.1 $        333.5 $             352.4
Operating income growth, as reported (GAAP) 14%
Operating income growth, adjusted
7%
Operating income margin, as reported (GAAP) 27.2% 25.0% 24.4% 26.3%
Operating income margin, adjusted
27.5% 26.7% 26.3% 28.0%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Operating income, as reported (GAAP)
Adjustments:
Operating income, adjusted
Three Months Ended

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
September 30,
2008
June 30,
2008
March 31,
2008
September 30,
2007
Revenues
$           1,377.4 $     1,347.1 $     1,265.9 $          1,257.2
$               785.6 $        799.4 $        758.6 $             722.2
Restructuring and related expenses (b) (1.1) (19.5) (22.4) -
Accelerated non-cash stock
compensation vesting charge (c) - - - (8.0)
$               784.5 $        779.9 $        736.2 $             714.2
57% 59% 60% 57%
Cost of services as a percent of revenue, adjusted 57% 58% 58% 57%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Cost of services, adjusted
Cost of services as a percent of revenue, as reported
(GAAP)
Three Months Ended
Cost of services, as reported (GAAP)
Adjustments:

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
C2C C2B
Operating income, as reported (GAAP) 327.7 $                                   46.6 $
C2C C2B
Revenue, as reported (GAAP) 1,055.8 $                                179.5 $
Operating income, as reported (GAAP) 274.1 $                                   52.0 $
Adjustment:
     Accelerated non-cash stock compensation vesting charge (c) 18.9                                        3.0
Operating income, adjusted 293.0 $                                   55.0 $
Operating income margin, three months ended September 30, 2007:
     As reported (GAAP) 26.0% 29.0%
     Adjusted 27.8% 30.6%
Operating income growth/(decline):
     As reported (GAAP) 20% (10)%
     Adjusted 12% (15)%

Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Operating income by segment
Three Months Ended September 30, 2008
Operating income by segment
Three Months Ended September 30, 2007

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
2008 Full Year Estimated Effective Tax Rate Guidance ("ETR")
2008
Estimated ETR (GAAP Basis) 26.5%
Estimated ETR benefit for estimated 2008 restructuring
and related expenses (b)                  1.0
Adjusted estimated ETR 27.5%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
EPS Guidance
2008 EPS Guidance GAAP basis
$                                 1.23 $                              1.25
Adjustments:
Estimated 2008 restructuring and related expenses, net of
estimated income tax benefit (b) 0.06 0.06
$                                 1.29 $                              1.31
Adjusted 2008 EPS Guidance, excluding estimated restructuring and related expenses
Range

THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(a)   Represents a benefit in the fluctuation in the exchange rate between the euro and the United States dollar.  This benefit would not have occurred had there been a constant exchange rate, and was net of the impact of our foreign currency hedges.
(b) Restructuring and related expenses incurred in the three months ended September 30, 2008 include $3 million of expenses and an estimated $70 million of expenses for 2008. These expenses relate to severance, outplacement and other employee related benefits; facility closure and migration of our IT infrastructure; and other expenses related to relocation of various operations to existing Company facilities and third party providers, including hiring, training, relocation, travel, and professional fees. Also, included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs, and acceleration of depreciation and amortization. For purposes of calculating the adjusted non-
GAAP 2008 EPS guidance, the EPS impact of $0.06 for estimated 2008 restructuring and related expenses is net of an estimated income tax benefit of $27 million.  The restructuring and related expenses are included in cost of services and selling, general and administrative expense lines in the consolidated statements of income, and are not allocated to the segments.
(c) In the third quarter of 2007, the Company recognized a $22 million or a $0.02 per share non-cash charge in accordance with SFAS No. 123R accounting for stock-based compensation resulting from the previously announced acceleration of vesting in Western Union stock options and awards granted to current Western Union employees prior to the spin-off from First Data.  Under the terms of the plan, vesting was accelerated for these options and awards as a result of the change of control that occurred when an affiliate of KKR acquired First Data, Western Union's former parent company, on September 24, 2007.

Use of Material
Use of Material
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation, October 21,
2008. If you plan to use this information for any purpose,
verification of its continued accuracy is your responsibility.  The
Western Union Company assumes no duty to update or revise
the information contained in this presentation. You may
reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as The Western Union
Company which owns the copyright.